UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report June 26, 2020

(Date of earliest event reported)

Enservco Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36335	84-0811316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999 18th Street, Suite 1925N

Denver, Colorado 80202

(Address of principal executive offices) (Zip Code)

(303) 333-3678

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.005 par value	ENSV	New York Stock Exchange - American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

See Item 5.07 for information regarding the election of directors at the annual stockholders’ meeting of Enservco Corporation, a Delaware corporation (the “Company” or “Enservco”) held on June 26, 2020.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 26, 2020, the Company held its annual meeting of stockholders (the “Meeting”). At the Meeting, three proposals were submitted to the stockholders for approval as set forth in the 2020 Proxy Statement as filed with the U.S. Securities and Exchange Commission on May 12, 2020. As of the record date, May 5, 2020, a total of 55,612,829 shares of Company common stock were outstanding and entitled to vote. In total, 32,497,549 shares of Company common stock were represented at the meeting, which represented approximately 58.44% of the shares outstanding and entitled to vote as of the record date.

At the Meeting, the stockholders approved all of the proposals submitted. The votes on the proposals were cast as set forth below:

1.        Proposal No. 1 – Election of directors. The stockholders elected the entire slate of directors presented to the stockholders.

	Votes For	Withhold Authority to Vote	Broker Non-Votes
Keith J. Behrens	15,715,224	397,783	16,384,542
Christopher D. Haymons	15,365,728	747,279	16,384,542
Robert S. Herlin	15,364,031	748,976	16,384,542
William A. Jolly	15,764,625	348,382	16,384,542
Richard A. Murphy	15,300,630	812,377	16,384,542

2.        Proposal No. 2 – Ratification and approval of Plante & Moran, PLLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

Number of Shares of Common Stock
Votes cast for the proposal	30,457,487
Votes cast against the proposal	1,721,787
Abstain	318,275

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3.        Proposal No. 3 – Approval and adoption of an amendment to the Company’s second amended and restated certificate of incorporation to effect, at the discretion of the Company’s Board of Directors (with the effectiveness or abandonment of such amendment to be determined by the Board of Directors as permitted under Section 242(c) of the Delaware General Corporation Law) a reverse stock split of the Company’s shares of common stock issued and outstanding or reserved for issuance, at an exchange ratio of not less than 1-for-10 and not greater than 1-for-25, such exchange ratio to be determined by the Company’s Board of Directors at its sole discretion.

Number of Shares of Common Stock
Votes cast for the proposal	28,234,133
Votes cast against the proposal	4,109,002
Abstain	154,414
Broker Non-Votes	-

Item 9.01          Financial Statements and Exhibits

(d) Exhibits:

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on June 29, 2020.

Enservco Corporation

By:      /s/ Richard A. Murphy

 Richard A. Murphy, Executive Chairman

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